                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                      Distribution Date:  6/15/2000

Section 5.2 - Supplement                                          Class A         Class B         Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             8,019,958.33       690,427.77        923,222.85        9,633,608.95
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                   207,277,384.99    17,273,016.71     22,208,389.95      246,758,791.66

(iv)   Collections of Finance Charge Receivables               22,994,722.01     1,916,215.88      2,463,731.16       27,374,669.05

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest    1,400,000,000.00   116,666,000.00    150,000,666.67    1,666,666,666.67
                                       Adjusted Interest    1,400,000,000.00   116,666,000.00    150,000,666.67    1,666,666,666.67

                                             Series
       Floating Investor Percentage            7.95%                  84.00%            7.00%             9.00%             100.00%
       Fixed Investor Percentage               7.95%                  84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                   ----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  6,339,459.33       528,285.26        679,230.80        7,546,975.39

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                            1,166,666.67        97,221.67        125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)         1,400,000,000.00   116,666,000.00    150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         21,828,055.34     1,818,994.22      2,338,730.61       25,985,780.17

(xxii) Certificate Rate                                             6.65250%         6.87250%          7.14750%
-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                    Distribution Date:    6/15/2000

Section 5.2 - Supplement                                          Class A           Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00              0.00              0.00                0.00

(ii)   Monthly Interest Distributed                            6,548,211.81        562,186.99        761,012.85        7,871,411.64
       Deficiency Amounts                                              0.00              0.00                                  0.00
       Additional Interest                                             0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                  170,263,566.25     14,188,581.17     18,242,574.30      202,694,721.71

(iv)   Collections of Finance Charge Receivables              18,888,521.65      1,574,038.00      2,023,775.65       22,486,335.29

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest   1,150,000,000.00     95,833,000.00    123,214,619.00    1,369,047,619.00
                                       Adjusted Interest   1,150,000,000.00     95,833,000.00    123,214,619.00    1,369,047,619.00

                                             Series
       Floating Investor Percentage           6.53%                  84.00%             7.00%             9.00%             100.00%
       Fixed Investor Percentage              6.53%                  84.00%             7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                   ----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                 5,207,413.02        433,949.58        557,938.62        6,199,301.22

(viii) Investor Charge-Offs                                            0.00              0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00              0.00

(x)    Servicing Fee                                             958,333.33         79,860.83        102,678.85        1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,150,000,000.00     95,833,000.00    123,214,619.00    1,369,047,619.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        17,930,188.31      1,494,177.16      1,921,096.80       21,345,462.28

(xxii) Certificate Rate                                            6.61250%          6.81250%          7.17250%
-----------------------------------------------------------------------------------------------------------------------------------


           By:
                ---------------------------------
         Name:  Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                       Distibution Date: 6/15/2000
                                                                                                            Period Type: Revolving

Section 5.2 - Supplement                                       Class A             Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00              0.00              0.00                0.00

(ii)   Monthly Interest Distributed                            7,875,000.00        458,095.13        714,931.81        9,048,026.94
       Deficiency Amounts                                              0.00              0.00                                  0.00
       Additional Interest                                             0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                  222,082,912.49     12,618,306.92     17,665,726.67      252,366,946.08

(iv)   Collections of Finance Charge Receivables              24,637,202.15      1,399,836.55      1,959,781.93       27,996,820.63

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest   1,500,000,000.00     85,227,000.00    119,318,455.00    1,704,545,455.00
                                       Adjusted Interest   1,500,000,000.00     85,227,000.00    119,318,455.00    1,704,545,455.00

                                              Series
       Floating Investor Percentage            8.13%                 88.00%             5.00%             7.00%             100.00%
       Fixed Investor Percentage               8.13%                 88.00%             5.00%             7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                 6,792,277.85        385,923.64        540,296.07        7,718,497.56

(viii) Investor Charge-Offs                                            0.00              0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00              0.00

(x)    Servicing Fee                                           1,250,000.00         71,022.50         99,432.05        1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.31%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,500,000,000.00     85,227,000.00    119,318,455.00    1,704,545,455.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        23,428,881.46      1,328,814.05      1,860,349.88       26,618,045.40

(xxii) Certificate Rate                                            6.30000%          6.45000%          7.02250%
-----------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                   Distribution Date:  6/15/2000
                                                                                                         Period Type:  Amortization

Section 5.2 - Supplement                                         Class A           Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                           19,225,000.00             0.00      1,901,373.63       21,126,373.63

(ii)   Monthly Interest Distributed                             2,515,537.69       123,289.40        104,862.82        2,743,689.91
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    37,013,818.75     3,084,435.54      3,965,815.70       44,064,070.00

(iv)   Collections of Finance Charge Receivables                2,438,672.39       342,177.89        275,029.15        3,055,879.43

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      148,475,000.00    20,833,000.00     16,744,747.25      186,052,747.25
                                       Adjusted Interest      148,475,000.00    20,833,000.00     16,744,747.25      186,052,747.25

                                                Series
       Floating Investor Percentage                0.89%              79.80%           11.20%             9.00%             100.00%
       Fixed Investor Percentage                   1.42%              84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                   ----------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                    672,322.30        94,335.68         75,823.32          842,481.30

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              123,729.17        17,360.83         13,953.96          155,043.96

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.33%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           129,250,000.00    20,833,000.00     14,843,373.63      164,926,373.63

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                         1,677,025.13                                           1,677,025.13

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        8,896.13

(xix)  Available Funds                                          4,000,864.48       324,817.05        261,075.19        4,586,756.73

(xx)   Certificate Rate                                             6.77700%         6.87250%          7.27250%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                     Distribution Date:  06/15/2000
                                                                                                           Period Type:  Revolving

Section 5.2 - Supplement                                          Class A          Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00               0.00

(ii)   Monthly Interest Distributed                             3,452,625.00       296,329.86        390,821.43       4,139,776.29
       Deficiency Amounts                                               0.00             0.00                                 0.00
       Additional Interest                                              0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)  Collections of Principal Receivables                    88,833,165.00     7,402,763.75      9,517,839.21     105,753,767.96

(iv)   Collections of Finance Charge Receivables                9,854,880.86       821,240.07      1,055,880.10      11,732,001.04

(v)    Aggregate Amount of Principal Receivables                                                                 20,957,581,407.34

                                       Investor Interest      600,000,000.00    50,000,000.00     64,285,715.00     714,285,715.00
                                       Adjusted Interest      600,000,000.00    50,000,000.00     64,285,715.00     714,285,715.00

                                             Series
       Floating Investor Percentage           3.41%                   84.00%            7.00%             9.00%            100.00%
       Fixed Investor Percentage              3.41%                   84.00%            7.00%             9.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.48%
               30 to 59 days                                                                                                 1.13%
               60 to 89 days                                                                                                 0.79%
               90 or more days                                                                                               1.60%
                                                                                                                 -----------------
                                       Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                  2,716,911.14       226,409.26        291,097.63       3,234,418.03

(viii) Investor Charge-Offs                                             0.00             0.00              0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              500,000.00        41,666.67         53,571.43         595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00    50,000,000.00     64,285,715.00     714,285,715.00

(xiv)  LIBOR                                                                                                              6.52250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          9,354,880.86       779,573.40      1,002,308.67      11,136,762.94

(xxii) Certificate Rate                                             6.68250%         6.88250%          7.12250%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                     Distribution Date: 06/15/2000
                                                                                                           Period Type: Revolving

Section 5.2 - Supplement                                          Class A         Class B          Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             2,580,833.33       151,230.58        245,649.64        2,977,713.55
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00              0.00                0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                    74,027,637.50     4,206,102.31      5,888,575.65       84,122,315.46

(iv)   Collections of Finance Charge Receivables                8,212,400.72       466,612.18        653,260.65        9,332,273.55

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      500,000,000.00    28,409,000.00     39,772,819.00      568,181,819.00
                                       Adjusted Interest      500,000,000.00    28,409,000.00     39,772,819.00      568,181,819.00

                                               Series
       Floating Investor Percentage             2.71%                 88.00%            5.00%             7.00%             100.00%
       Fixed Investor Percentage                2.71%                 88.00%            5.00%             7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                 -------------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  2,264,092.62       128,641.21        180,098.69        2,572,832.52

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              416,666.67        23,674.17         33,144.02          473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00    28,409,000.00     39,772,819.00      568,181,819.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          7,795,734.05       442,938.02        620,116.64        8,858,788.71

(xxii) Certificate Rate                                             6.19400%         6.38800%          7.17250%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                  Distribution Date:   6/15/2000
                                                                                                        Period Type:   Amortization

Section 5.2 - Supplement                                          Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00               0.00

(ii)   Monthly Interest Distributed                                     0.00       388,787.78        516,486.16         905,273.94
       Deficiency Amounts                                               0.00             0.00                                 0.00
       Additional Interest                                              0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)  Collections of Principal Receivables                   118,444,220.00     9,870,252.96     12,690,550.94     141,005,023.90

(iv)   Collections of Finance Charge Receivables               13,139,841.15     1,094,975.81      1,407,851.08      15,642,668.04

(v)    Aggregate Amount of Principal Receivables                                                                 20,957,581,407.34

                                       Investor Interest      800,000,000.00    66,666,000.00     85,714,953.00     952,380,953.00
                                       Adjusted Interest      800,000,000.00    66,666,000.00     85,714,953.00     952,380,953.00

                                             Series
       Floating Investor Percentage           4.54%                   84.00%            7.00%             9.00%            100.00%
       Fixed Investor Percentage              4.54%                   84.00%            7.00%             9.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.48%
               30 to 59 days                                                                                                 1.13%
               60 to 89 days                                                                                                 0.79%
               90 or more days                                                                                               1.60%
                                                                                                                 -----------------
                                       Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                  3,622,548.19       301,876.00        388,133.18       4,312,557.37

(viii) Investor Charge-Offs                                             0.00             0.00              0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              666,666.67        55,555.00         71,429.13         793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)           800,000,000.00    66,666,000.00     85,714,953.00     952,380,953.00

(xiv)  LIBOR                                                                                                              6.52250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                                 0.00                                                  0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                         400.69

(xix)  Available Funds                                         12,473,575.17     1,039,420.81      1,336,421.96      14,849,417.94

(xx)   Certificate Rate                                             6.74000%         6.77250%          6.99750%
-----------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                    Distribution Date:  06/15/2000
                                                                                                          Period Type:  Revolving

Section 5.2 - Supplement                                          Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             3,000,000.00       174,711.25       291,922.28          3,466,633.53
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00             0.00                  0.00
       Accrued and Unpaid Interest                                                                                              0.00

(iii)  Collections of Principal Receivables                    88,833,165.00     5,047,204.32     7,066,409.11        100,946,778.43

(iv)   Collections of Finance Charge Receivables                9,854,880.86       559,921.48       783,925.91         11,198,728.25

(v)    Aggregate Amount of Principal Receivables                                                                   20,957,581,407.34

                                       Investor Interest      600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00
                                       Adjusted Interest      600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00

                                             Series
       Floating Investor Percentage           3.25%                   88.00%            5.00%            7.00%               100.00%
       Fixed Investor Percentage              3.25%                   88.00%            5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.48%
               30 to 59 days                                                                                                   1.13%
               60 to 89 days                                                                                                   0.79%
               90 or more days                                                                                                 1.60%
                                                                                                                   -----------------
                                       Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                                  2,716,911.14       154,365.83       216,122.05          3,087,399.03

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Servicing Fee                                              500,000.00        28,408.33        39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         14.28%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                                6.52250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          9,354,880.86       531,513.15       744,152.43         10,630,546.43

(xxii) Certificate Rate                                             6.00000%         6.15000%         7.17250%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                     Distribution Date:  06/15/2000
                                                                                                           Period Type:  Revolving

Section 5.2 - Supplement                                          Class A          Class B         Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             3,740,343.75       321,020.07        437,886.92        4,499,250.74
       Deficiency Amounts                                               0.00             0.00                               0.00
       Additional Interest                                              0.00             0.00                               0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    96,235,928.75     8,019,562.03     10,311,091.10      114,566,581.87

(iv)   Collections of Finance Charge Receivables               10,676,120.93       889,665.79      1,143,881.05       12,709,667.78

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00
                                       Adjusted Interest      650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00

                                             Series
       Floating Investor Percentage           3.69%                   84.00%            7.00%             9.00%             100.00%
       Fixed Investor Percentage              3.69%                   84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                  ------------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  2,943,320.40       245,273.68        315,358.78        3,503,952.86

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              541,666.67        45,138.33         58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         10,134,454.26       844,527.46      1,085,844.78       12,064,826.51

(xxii) Certificate Rate                                             6.68250%         6.88250%          7.37250%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                     Distribution Date:  06/15/2000
                                                                                                           Period Type:  Revolving

Section 5.2 - Supplement                                          Class A          Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             3,796,315.97       328,016.51        459,950.20        4,584,282.68
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    96,235,928.75     8,019,562.03     10,311,091.10      114,566,581.87

(iv)   Collections of Finance Charge Receivables               10,676,120.93       889,665.79      1,143,881.05       12,709,667.78

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00
                                       Adjusted Interest      650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00

                                             Series
       Floating Investor Percentage           3.69%                   84.00%            7.00%             9.00%             100.00%
       Fixed Investor Percentage              3.69%                   84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                 -------------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  2,943,320.40       245,273.68        315,358.78        3,503,952.86

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              541,666.67        45,138.33         58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           650,000,000.00    54,166,000.00     69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         10,134,454.26       844,527.46      1,085,844.78       12,064,826.51

(xxii) Certificate Rate                                             6.78250%         7.03250%          7.76540%
------------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                                    Disttribution Date:  06/15/2000
                                                                                                           Period Type:  Revolving

Section 5.2 - Supplement                                          Class A          Class B         Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             4,315,781.25       372,026.91        527,449.78        5,215,257.94
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                   111,041,456.25     9,253,454.69     11,897,298.90      132,192,209.84

(iv)   Collections of Finance Charge Receivables               12,318,601.07     1,026,550.09      1,319,850.12       14,665,001.28

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      750,000,000.00    62,500,000.00     80,357,143.00      892,857,143.00
                                       Adjusted Interest      750,000,000.00    62,500,000.00     80,357,143.00      892,857,143.00

                                             Series
       Floating Investor Percentage           4.26%                   84.00%            7.00%             9.00%             100.00%
       Fixed Investor Percentage              4.26%                   84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                  ------------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  3,396,138.93       283,011.58        363,872.03        4,043,022.53

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              625,000.00        52,083.33         66,964.29          744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           750,000,000.00    62,500,000.00     80,357,143.00      892,857,143.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         11,693,601.07       974,466.76      1,252,885.83       13,920,953.66

(xxii) Certificate Rate                                             6.68250%         6.91250%          7.72250%
-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                                    Distribution Date:  06/15/2000
                                                                                                          Period Type:  Revolving

Section 5.2 - Supplement                                          Class A           Class    B      Collateral          Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             2,868,576.39       246,937.60        339,335.86        3,454,849.85
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    74,027,637.50     6,168,871.09      7,931,631.41       88,128,139.99

(iv)   Collections of Finance Charge Receivables                8,212,400.72       684,355.78        879,911.04        9,776,667.53

(v)    Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                       Investor Interest      500,000,000.00    41,666,000.00     53,572,096.00      595,238,096.00
                                       Adjusted Interest      500,000,000.00    41,666,000.00     53,572,096.00      595,238,096.00

                                             Series
       Floating Investor Percentage           2.84%                   84.00%            7.00%             9.00%             100.00%
       Fixed Investor Percentage              2.84%                   84.00%            7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.48%
               30 to 59 days                                                                                                  1.13%
               60 to 89 days                                                                                                  0.79%
               90 or more days                                                                                                1.60%
                                                                                                                  -----------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                  2,264,092.62       188,671.37        242,584.37        2,695,348.36

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              416,666.67        34,721.67         44,643.41          496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00    41,666,000.00     53,572,096.00      595,238,096.00

(xiv)  LIBOR                                                                                                               6.52250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          7,795,734.05       649,634.11        835,267.63        9,280,635.79

(xxii) Certificate Rate                                             6.66250%         6.88250%          7.42250%
-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                                    Distributiob Date:  06/15/2000
                                                                                                          Period Type:  Revolving

Section 5.2 - Supplement                                                                                               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        4,717,500.00
       Class B Note Interest Requirement                          279,708.54
       Net Class C Note Interest Requirement                      354,518.97                                        5,351,727.51

(iii)  Collections of Principal Receivables                                                                       143,008,070.67

(iv)   Collections of Finance Charge Receivables                                                                   15,864,879.95

(v)    Aggregate Amount of Principal Receivables                                                               20,957,581,407.34

                                    Investor Interest                                                             965,910,000.00
                                    Adjusted Interest                                                             965,910,000.00


       Floating Investor Percentage                                                                                        4.61%
       Fixed Investor Percentage                                                                                           4.61%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    96.48%
               30 to 59 days                                                                                               1.13%
               60 to 89 days                                                                                               0.79%
               90 or more days                                                                                             1.60%
                                                                                                              -------------------
                                    Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                                                                      4,373,819.40

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Servicing Fee                                                                                                  804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     14.28%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               15,059,954.95

(xxii) Note Rate                          Class A                   6.66000%
                                          Class B                   6.95000%
                                          Class C                   7.47250%


-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                                    Distribution Date:  06/15/2000
                                                                                                          Period Type:  Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        4,322,239.58
       Class B Note Interest Requirement                          369,874.13
       Net Class C Note Interest Requirement                      452,214.59                                       5,144,328.30

(iii)  Collections of Principal Receivables                                                                      132,192,188.67

(iv)   Collections of Finance Charge Receivables                                                                  14,664,998.93

(v)    Aggregate Amount of Principal Receivables                                                              20,957,581,407.34

                                       Investor Interest                                                         892,857,000.00
                                       Adjusted Interest                                                         892,857,000.00


       Floating Investor Percentage                                                                                       4.26%
       Fixed Investor Percentage                                                                                          4.26%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.48%
               30 to 59 days                                                                                              1.13%
               60 to 89 days                                                                                              0.79%
               90 or more days                                                                                            1.60%
                                                                                                            --------------------
                                           Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                     4,043,021.88

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Servicing Fee                                                                                                 744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    14.28%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              13,920,951.43

(xxii) Note Rate                           Class A                  6.69250%
                                           Class B                  6.87250%
                                           Class C                  7.25250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                                     Distribution Date:  06/15/2000
                                                                                                           Period Type:  Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        5,132,437.50
       Class B Note Interest Requirement                          439,973.96
       Net Class C Note Interest Requirement                      538,503.60                                         6,110,915.06

(iii)  Collections of Principal Receivables                                                                        158,630,715.23

(iv)   Collections of Finance Charge Receivables                                                                    17,598,008.57

(v)    Aggregate Amount of Principal Receivables                                                                20,957,581,407.34

                                       Investor Interest                                                         1,071,429,000.00
                                       Adjusted Interest                                                         1,071,429,000.00


       Floating Investor Percentage                                                                                         5.11%
       Fixed Investor Percentage                                                                                            5.11%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.48%
               30 to 59 days                                                                                                1.13%
               60 to 89 days                                                                                                0.79%
               90 or more days                                                                                              1.60%
                                                                                                              --------------------
                                           Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                       4,851,628.98

(viii) Investor Charge-Offs                                                                                                  0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                       0.00

(x)    Servicing Fee                                                                                                   892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      14.28%

(xii)  Reallocated Monthly Principal                                                                                         0.00

(xiii) Accumulation Shortfall                                                                                                0.00

(xiv)  Principal Funding Investment Proceeds                                                                                 0.00

(xv)   Principal Funding Investment Shortfall                                                                                0.00

(xvi)  Available Investor Finance Charge Collections                                                                16,705,151.07

(xxii) Note Rate                           Class A                  6.62250%
                                           Class B                  6.81250%
                                           Class C                  7.20250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President